                                                                   EXHIBIT 10.28

                            MASTER LEASE NO. M2098870


                             MASTER LEASE AGREEMENT
                      LESSOR: CITICORP VENDOR FINANCE, INC.

                      LESSEE: SIGMATRON INTERNATIONAL INC.

                         PLACE OF ORGANIZATION: DELAWARE


CITICORP VENDOR FINANCE, INC.
700 EAST GATE DRIVE
MT. LAUREL, NJ
08054-5404
(856) 231-9600
(800) 257-8451


                          TERMS AND CONDITIONS OF LEASE


I. LEASE OF EQUIPMENT.

Lessor hereby Leases to Lessee, and Lessee hereby leases from Lessor, the equipment, which is to be used for business purposes only, described in one or more equipment schedules (the "Equipment Schedule") substantially in the form of Exhibit A attached hereto, that may hereafter be executed by Lessor and Lessee (the equipment, together with all replacement parts, repairs, additions, substitutions and accessories shall be referred to as the "Equipment") on the terms and conditions contained in this Lease ("Lease") and in any Equipment Schedule. This Lease and each of the terms, covenants, conditions, provisions and agreements herein contained will be incorporated into each Equipment
Schedule in full to the same extent as if each of the terms, covenants, conditions, provisions and agreements had been repeated and set forth in full therein, and this Master Lease Agreement shall control and be effective as to all such Schedules except to the extent that the Master Lease Agreement may be inconsistent with the terms and provisions of such Equipment Schedule, in which event the terms and provisions of such Equipment Schedule shall prevail. Each Equipment Schedule shall constitute a separate lease and a distinct and independent obligation of the Lessee. The parties intend this Lease to be a "Finance Lease" under Article 2A of the Uniform Commercial Code.

II. ORDER AND DELIVERY OF EQUIPMENT; LESSOR'S RIGHT TO TERMINATE.

Lessee hereby requests Lessor to order the Equipment from the Vendor named on the Equipment Schedule and to arrange for delivery of the Equipment to Lessee at Lessee's expense, and to lease the Equipment to Lessee. If the Equipment is not delivered to and accepted by Lessee in form satisfactory to Lessor, within ninety (90) days from the date Lessor orders the Equipment, Lessor may terminate the applicable Equipment Schedule and its obligations thereunder. Lessee waives any requirement of Lessor to furnish Lessee a copy of Lessor's purchase order for the Equipment.

III. ACCEPTANCE.

Lessee shall, as Lessor's agent, immediately inspect the Equipment after it is delivered and installed. Lessee agrees that on the date the Equipment is available for first use (the "Acceptance Date"), it shall execute and deliver to Lessor a Delivery and Acceptance Certificate substantially in the form of Exhibit B attached. Notwithstanding the foregoing, unless Lessee shall notify Lessor in writing to the contrary within five (5) days after the Acceptance Date, Lessee shall be deemed to have irrevocably accepted the Equipment. However, Lessee's confirmation to Lessor, by telephone or other means, of the delivery and acceptance of the Equipment to and by Lessee in all respects shall constitute Lessee's acknowledgement of its receipt of the Equipment in good working condition, that all installation and other work necessary prior to use thereof has been completed, that Lessee has inspected the Equipment and found it to be satisfactory in all respects. Lessee understands that Lessor will be relying upon such confirmation by Lessee as a condition of making payment for the Equipment and therefore, such confirmation shall supercede any notice from Lessee to the contrary received by Lessor within the above noted five (5) day period after the Acceptance Date. THIS LEASE AND ALL EQUIPMENT SCHEDULES ARE NONCANCELABLE and Lessee agrees to pay the total rent for the term, which shall be the total amount of all rental payments stated in any Equipment Schedule (the "Rent" or "Rental Payment"), plus any other sums provided for herein.

IV. TERM AND RENT.

(A) The initial term ("Initial Term") of any Equipment Schedule to which this Lease relates shall commence on the Acceptance Date and shall be of such duration as is prescribed in such Equipment Schedule plus the Interim Term (as hereinafter defined). Advance Rent and any Security Deposit as provided in any Equipment Schedule shall be payable upon the execution of the applicable Equipment Schedule. Rental Payments shall commence (the "Commencement Date") on the first day of the month following the Acceptance Date unless the Acceptance Date is the first day of the applicable period, in which case the Commencement Date shall be the first day of the applicable period. Interim Rent shall be payable upon demand for the period between the Acceptance Date and the first day of the month following the Acceptance Date ("Interim Term") at a daily rate equal to the periodic rental provided in any Equipment Schedule divided by the number of days in the period. Subsequent rental payments shall be due periodically in advance on the first day of each successive period thereafter until all Rent and other sums chargeable to Lessee hereunder are paid in full. LESSEE'S OBLIGATION TO PAY RENT AND LESSEE'S OTHER MONETARY OBLIGATIONS HEREUNDER ARE ABSOLUTE AND UNCONDITIONAL AND ARE NOT SUBJECT TO ANY ABATEMENT, SET-OFF, DEFENSE OR COUNTERCLAIM FOR ANY REASON WHATSOEVER. Any Security Deposit shall secure all obligations of Lessee hereunder and may be applied at Lessor's discretion to any past due obligation of Lessee and to the extent not applied shall be returned to Lessee, without interest, at the expiration of the applicable Equipment Schedule. All payments of Rent shall be made to Lessor at the address Lessor shall designate in writing.

                                                                   EXHIBIT 10.28

(B) Whenever any payment is not made by Lessee within ten (10) days of when due hereunder, Lessee agrees to pay to Lessor, as additional rent, interest on all monies due Lessor from and after the date same is due at the rate of one and one-quarter (1-1/4%) percent per month until paid, but as to each of the foregoing in no event more than the maximum rate permitted by law.

(C) As used herein, "Actual Cost" means the cost to Lessor of purchasing and delivering the Equipment to Lessee, including taxes. transportation and other charges.

V. NO WARRANTIES BY LESSOR, DISCLAIMER OF IMPLIED WARRANTIES AND WAIVER OF DEFENSES.

LESSOR IS NOT THE MANUFACTURER OR SUPPLIER OF OR A DEALER IN THE EQUIPMENT, AND MAKES NO WARRANTY, EXPRESSED OR IMPLIED, TO ANYONE, AS TO THE SUITABILITY, DURABILITY, DESIGN, CONDITION, CAPACITY, PERFORMANCE OR ANY OTHER ASPECT OF THE EQUIPMENT OR ITS MATERIAL OR WORKMANSHIP INCLUDING THE WARRANTY OF MERCHANTABILITY AND FITNESS FOR USE OR PURPOSE. AS TO LESSOR AND ITS ASSIGNS, LESSEE LEASES THE EQUIPMENT "AS IS." LESSEE REPRESENTS THAT IT HAS SELECTED THE EQUIPMENT AND THE SUPPLIER AND ACKNOWLEDGES THAT LESSOR HAS NOT RECOMMENDED THE SUPPLIER. LESSOR SHALL HAVE NO OBLIGATION TO INSTALL, MAINTAIN, ERECT, TEST, ADJUST, OR SERVICE THE EQUIPMENT, ALL OF WHICH LESSEE SHALL PERFORM, OR CAUSE THE SAME TO BE PERFORMED BY QUALIFIED THIRD PARTIES. LESSOR AND LESSOR'S ASSIGNEE SHALL NOT BE LIABLE TO LESSEE OR OTHERS FOR ANY LOSS, DAMAGE OR EXPENSE OF ANY KIND OR NATURE CAUSED DIRECTLY OR INDIRECTLY BY ANY EQUIPMENT HOWEVER ARISING, OR THE USE OR MAINTENANCE THEREOF OR THE FAILURE OF OPERATION THEREOF, OR THE REPAIRS, SERVICE OR ADJUSTMENT THERETO. NO REPRESENTATION OR WARRANTY AS TO THE EQUIPMENT OR ANY OTHER MATTER BY THE SUPPLIER OR OTHERS SHALL BE BINDING ON LESSOR NOR SHALL THE BREACH OF SUCH RELIEVE LESSEE OF, OR IN ANY WAY AFFECT, ANY OF LESSEE'S OBLIGATIONS TO LESSOR HEREIN. IF THE EQUIPMENT IS UNSATISFACTORY FOR ANY REASON, LESSEE SHALL MAKE CLAIM ON ACCOUNT THEREOF SOLELY AGAINST SUPPLIER, AND ANY OF SUPPLIER'S VENDORS, AND SHALL NEVERTHELESS PAY LESSOR ALL RENT AND OTHER SUMS PAYABLE UNDER THIS LEASE. LESSOR HEREBY ASSIGNS TO LESSEE, SOLELY FOR THE PURPOSE OF PROSECUTING SUCH A CLAIM, ALL (IF ANY) OF THE RIGHTS WHICH LESSOR MAY HAVE AGAINST SUPPLIER AND SUPPLIER'S VENDORS FOR BREACH OF WARRANTY OR OTHER REPRESENTATIONS RESPECTING THE EQUIPMENT. REGARDLESS OF CAUSE, LESSEE WILL NOT ASSERT ANY CLAIM WIFATSOEVER AGAINST LESSOR FOR LOSS OF ANTICIPATORY PROFITS OR ANY OTHER INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES, NOR SHALL LESSOR BE RESPONSIBLE FOR ANY DAMAGES OR COSTS WHICH MAY BE ASSESSED AGAINST LESSEE IN ANY ACTION FOR INFRINGEMENT OF ANY UNITED STATES LETTERS OF PATENT. LESSOR MAKES NO WARRANTY AS TO THE TREATMENT OF THIS LEASE FOR TAX OR ACCOUNTING PURPOSES. NOTWITHSTANDING ANY FEES WHICH MAY BE PAID BY LESSOR TO SUPPLIER OR ANY AGENT OF SUPPLIER, LESSEE UNDERSTANDS AND AGREES THAT NEITHER SUPPLIER NOR ANY AGENT OF SUPPLIER IS AN AGENT OF LESSOR OR IS AUTHORIZED TO WAIVE OR ALTER ANY TERM OR CONDITION OF THIS LEASE.

VI. TITLE; PERSONAL PROPERTY.

The Equipment is, and shall at all times be owned by Lessor and Lessee shall have no interest in the Equipment except that of a lessee. The Lessee shall have no right to purchase or otherwise acquire title to or ownership of any of the Equipment. If Lessor supplies Lessee with labels indicating that the Equipment is owned by Lessor, Lessee shall affix such labels to and keep them in a prominent place on the Equipment. LESSEE HEREBY AUTHORIZES LESSOR TO INSERT IN ANY EQUIPMENT SCHEDULE THE SERIAL NUMBERS AND OTHER IDENTIFICATION DATA OF EQUIPMENT WHEN DETERMINED BY LESSOR. To protect Lessor's rights in the Equipment in the event this Lease is determined to be a security agreement, Lessee hereby grants to Lessor a security interest in the Equipment, and all proceeds, products, rents or profits from the sale, casualty loss or other disposition thereof. Lessee hereby authorizes Lessor, at Lessee's expense, to cause this Lease, or any statement or other instrument in respect of this Lease showing the interest of Lessor in the Equipment, including Uniform Commercial Code financing statements, to be filed or recorded and re-filed and re-recorded. Lessee agrees to execute, deliver and file any statement or instrument requested by Lessor for such purpose, and if certificates of title are issued or outstanding with respect to any of the Equipment, Lessee will cause the interest of Lessor to be properly noted thereon, and agrees to pay or reimburse Lessor for any reasonable searches, filings, recordings, stamp fees or taxes related to the filing or recording of any such instrument or statement, plus Lessor's handling charges. Lessee shall, at its expense, protect and defend Lessor's title against all persons claiming against or through Lessee and shall at all times keep the Equipment free from any legal process or encumbrance whatsoever including without limitation liens, attachments, levies and executions, and shall give Lessor immediate written notice thereof and shall indemnify Lessor from any loss caused thereby. Lessee shall, upon Lessor's request, execute or obtain from third parties and deliver to Lessor such estoppel certificates, landlord's waivers and such further instruments and assurances as Lessor deems necessary or advisable for the confirmation or perfection of Lessor's rights hereunder. The Equipment is, and shall at all times be and remain, personal property notwithstanding that the Equipment or any part thereof may now be or hereafter become, in any manner, affixed or attached to real property or any improvements thereon.

VII. MAINTENANCE, USE AND LOCATION.

Lessee shall, at its own cost and expense, maintain the Equipment in good operating condition and repair and protect the Equipment from deterioration other than normal wear and tear; shall use the Equipment in the regular course of its business, within its normal operating capacity, without abuse; shall comply with all laws, ordinances, regulations, requirements and rules with respect to the use, maintenance and operation of the Equipment; shall not make any modification, alteration or addition to the Equipment without the prior written consent of Lessor, which shall not be unreasonably withheld, except for engineering changes recommended by and made by the manufacturer; shall install on the Equipment all engineering changes offered by the manufacturer without charge which enhance the safety of the Equipment; shall not so affix the Equipment to realty as to change its nature to real property or a fixture; and shall keep the Equipment at the location shown herein, and shall not remove the

                                                                   EXHIBIT 10.28

Equipment without prior written consent of Lessor. Lessee will grant access to the Equipment to Lessor and Lessor's designee during normal working hours for inspection, repair, preventative maintenance, installation of engineering changes and for any other reasonable purpose. Lessee shall, during the term of this Lease, at its own expense, enter into and maintain in force a contract with the manufacturer or other acceptable maintenance company covering the maintenance of the Equipment and furnish a copy thereof to Lessor upon request. If Lessor incurs any costs or expenses to bring the Equipment up to good working order and appearance, Lessee shall immediately reimburse Lessor for all such costs or expenses.

VIII. RETURN OF EQUIPMENT; AUTOMATIC RENEWAL; END OF LEASE OPTION.

After the end of the Initial Term, this Lease shall be automatically renewed unless Lessee shall provide to Lessor written notice of termination not less than one hundred twenty (120) days and not more than one hundred eighty (180) days prior to the end of the Initial Term. If such written notice of termination is not timely provided to Lessor, or despite having provided Lessor with such timely notice Lessee fails to return the Equipment to Lessor in connection with the expiration of the Initial Term, this Lease shall be automatically renewed for successive four (4) month terms until such time as Lessee shall provide written notice to Lessor of termination not less than ninety (90) days prior to the end of the then current term and return the Equipment to Lessor in accordance with such notice. Unless Lessee purchases the Equipment or the term of an Equipment Schedule- is renewed, within ten (10) days of the expiration or earlier termination of the then current term, Lessee shall, at its expense, deinstall, inspect, test and pack the Equipment and return the Equipment (including all cable, wiring, connectors, accessories and attachments thereto), freight and insurance prepaid, to such location as designated by Lessor in writing, in good repair, condition and working order, ordinary wear and tear resulting from proper use thereof only excepted. Further, the Equipment shall conform to any additional specifications set forth in the applicable Equipment Schedule. Lessee shall have the Equipment certified by the manufacturer as acceptable for the manufacturer's standard maintenance contract (to the extent available) and such certification shall be presented to Lessor at least fourteen
(14) days prior to redelivery to Lessor as provided herein. During each renewal term of this Lease, Lessee shall pay Lessor Rent as provided herein for the use of the Equipment equal to one hundred percent (100%) of the average annual Rental Payment on a periodic basis (adjusted, as necessary, to the period and/or any portion thereof indicated on the applicable Equipment Schedule) until such time as the Equipment is returned to Lessor in accordance with the ninety (90) day notice provision stated above. Nothing contained herein is intended to relieve Lessee of its obligations to return the Equipment to Lessor as provided herein or restrict Lessor's right to recover the Equipment in the event of the failure of Lessee to so return the Equipment at the expiration or termination of the applicable Equipment Schedule.

IX. RISK OF LOSS.

Lessee shall bear all risks of loss or damage to the Equipment ("Loss") from any cause whatsoever, from the date of the shipment of the Equipment to Lessee until its return to Lessor. Lessee shall promptly notify Lessor of any Loss and no Loss shall relieve Lessee of the obligation to pay Rent or of any other obligation under this Lease and any Equipment Schedule. In the event of a Loss, Lessee, at the option of Lessee, shall either (a) repair the Equipment so as to place it in as good condition as prior to the Loss, (b) replace the Equipment with substantially identical Equipment in good condition and working order with documentation creating clear title thereto in Lessor; or (c) pay to Lessor upon demand the sum of the following amounts: (i) the aggregate Rent and other sums then due and owing under the Equipment Schedule to which the Equipment is subject plus (ii) the applicable stipulated loss value attached to the Equipment Schedule and made part thereof (the "Stipulated Loss Values") opposite the Rent payment number preceding the date of the Loss, or, if no Stipulated Loss Values are attached to the Equipment Schedule, the present value of all unpaid Rent and other sums due during the unexpired term of the Equipment Schedule plus Lessor's anticipated value of the Equipment at the end of the Initial Term or any applicable renewal term, calculated at a discount rate of four (4%) percent per annum simple interest (or the lowest rate permitted by law). Upon Lessor's receipt of replacement Equipment or payment as provided in (b) or (c) hereof, Lessee and/or Lessee's insurer shall be entitled to Lessor's interest in said item for salvage purposes, in its then condition and location, without warranty, express or implied.

X. INSURANCE.

Lessee shall keep the Equipment insured against all risks of loss or damage from every cause whatsoever for not less than the full replacement value thereof or the amount stated in Section IX(c) herein, whichever is greater, and shall carry public liability and property damage insurance covering the Equipment and its use in amounts customary for such Equipment. All such insurance shall be in form and amount and with companies acceptable to Lessor and name Lessor and its assignee as loss payee, as their interests may appear, with respect to property damage coverage and as additional insured, with respect to public liability coverage. Lessee shall pay the premiums therefor and deliver said policies, or duplicates thereof or certificates of coverage therefor to Lessor, with long form Lender's Loss Payable endorsement upon the policy or policies or by independent instrument, that provides Lessor a right to thirty (30) days' written notice before the policy can be altered or canceled and the right without obligation to payment of premium. Should Lessee fail to provide such insurance coverage, Lessor may obtain such coverage for its benefit or for the benefit of Lessee and charge Lessee therefor. Lessee hereby appoints Lessor as Lessee's attorney-in-fact to make claim for, receive payment of, and execute and endorse all documents, checks, or drafts for loss or damage under any said insurance policies and to apply the proceeds in furtherance of the exercise of Lessee's options as provided herein.

XI. TAXES AND CHARGES.

This Lease is intended to be a net lease, and all payments hereunder are intended to be net to Lessor to the extent permitted by applicable law. Lessee shall pay directly (or, at Lessor's option, reimburse Lessor for) all license fees, assessments and other government charges, and all sales, use, excise, franchise, personal property and any other similar tax or taxes (herein collectively called "Charges") now or hereafter imposed, levied or assessed by any state, federal or local government or agency upon any of the Equipment or upon the leasing, purchase, ownership, use, possession, financing or operation thereof, or upon the receipt of rental payments therefor, even if Lessee's status provides for its exemption from the Charges (excluding income taxes on Rental Payments, except any such tax on Rental Payments which is a substitution for, or relieves Lessee from, the payment of taxes which Lessee would otherwise be obligated to pay or reimburse Lessor as herein provided) before the same shall become in

                                                                   EXHIBIT 10.28

default or subject to the payment of any penalty or interest. Lessee shall supply Lessor with receipts or other evidence of payment of all Charges as may reasonably be requested by Lessor. Lessee shall further comply with all state and local laws requiring the filing of ad valorem or other tax returns relating to any Charges. Lessee shall notify the Lessor of the imposition of, or, to Lessee's knowledge, the proposed imposition of, any Charges by supplying to Lessor (within five (5) days after receipt thereof by Lessee) a copy of the invoice or other documents respecting such Charges. Unless otherwise directed by Lessor in writing, Lessor shall pay all personal property taxes with respect to the Equipment and Lessee shall reimburse Lessor therefor upon demand.

XII. LEASE IRREVOCABILITY AND OTHER COVENANTS AND REPRESENTATIONS OF LESSEE.

LESSEE AGREES THAT THIS LEASE AND EACH EQUIPMENT SCHEDULE ARE IRREVOCABLE FOR THE FULL TERM HEREOF AND THEREOF AND LESSEE'S OBLIGATIONS UNDER THIS LEASE AND EACH EQUIPMENT SCHEDULE ARE ABSOLUTE AND SHALL CONTINUE WITHOUT ABATEMENT AND REGARDLESS OF ANY DISABILITY OF LESSEE TO USE THE EQUIPMENT OR ANY PART THEREOF BECAUSE OF ANY REASON INCLUDING, BUT NOT LIMITED TO WAR, ACT OF GOD, GOVERNMENTAL REGULATIONS, STRIKE, LOSS, DAMAGE, DESTRUCTION, OBSOLESCENCE, FAILURE OF OR DELAY IN DELIVERY, FAILURE OF THE EQUIPMENT TO OPERATE PROPERLY, TERMINATION BY OPERATION OF LAW, OR ANY OTHER CAUSE. LESSEE REPRESENTS THAT: IT IS DULY ORGANIZED, VALIDLY EXISTING AND IN GOOD STANDING UNDER THE LAWS OF THE JURISDICTION IN WHICH THE ACTIVITIES OF LESSEE REQUIRE SUCH QUALIFICATION; THIS LEASE HAS BEEN AND EACH EQUIPMENT SCHEDULE WILL BE DULY AUTHORIZED BY ALL NECESSARY ACTION ON ITS PART, IS A VALID, BINDING AND LEGALLY ENFORCEABLE OBLIGATION OF LESSEE IN ACCORDANCE WITH ITS TERMS AND IS NOT IN ANY RESPECT INCONSISTENT WITH OR IN VIOLATION OF LESSEE'S CERTIFICATE OR ARTICLES OF INCORPORATION OR BY-LAWS OR ANY LAW, REGULATION, ORDER OR AGREEMENT BINDING UPON LESSEE; THE EQUIPMENT SHALL BE USED BY LESSEE SOLELY FOR BUSINESS PURPOSES; AND THAT ALL FINANCIAL AND OTHER INFORMATION SUBMITTED TO LESSOR WAS AND WILL BE TRUE AND CORRECT.

XIII. FINANCIAL STATEMENTS

Lessee agrees to deliver to Lessor annual financial statements and such quarterly financial statements, as Lessor requests.

XIV. DEFAULT AND REMEDIES.

(A) The occurrence of any one or more of the following shall be deemed to be an "Event of Default": (a) Lessee fails to pay any Rent or any other amount hereunder when due; or (b) Lessee is in default under any other agreement between Lessee and Lessor, or upon an event of default under any other agreement entered into by guarantors, the vendor of the Equipment, principals of Lessee or others, which agreements) was or were executed to induce Lessor to enter into this Lease or the applicable Equipment Schedule; or (e) Lessee fails to perform or observe any of the terms, covenants or conditions contained in this Lease, any Equipment Schedule or other lease or other agreement between Lessor and Lessee, other than as provided above, and Lessee fails to cure any such breach within ten (10) days after notice thereof or (d) any representation of Lessee contained in this Lease or any other agreement between Lessor and Lessee, or in any credit or other information submitted to Lessor in connection with this transaction is untrue or incorrect; or (e) Lessee sells substantially all of its assets out of the ordinary course of business, merges or consolidates with any other person; or (f) Lessee becomes insolvent or makes an assignment for the benefit of creditors; or (g) a receiver, trustee, conservator or liquidator of Lessee or of all or a substantial part of its assets is appointed with or without the application or consent of Lessee; or (h) a voluntary petition is filed by or an involuntary petition is filed against Lessee under the Bankruptcy Code or any amendment thereto, or under any other insolvency law or laws, providing for the relief to debtors.

(B) Upon an Event of Default, the Lessor may, to the extent permitted by applicable law, exercise any one or more of the following remedies:

       (i) Terminate this Lease with respect to all or any part of the Equipment;

       (ii) Recover from Lessee all Rent and other amounts then due and as they shall thereafter become due hereunder and under the Equipment Schedules;

       (iii) To the extent permitted by applicable law, take possession of any or all items of Equipment wherever the same may be located, without demand or notice, without any court order or other process of law and without liability to Lessee for any damages occasioned by such taking of possession, and any such taking of possession shall not constitute a termination of this Lease;

       (iv) Declare the entire unpaid balance of Rent and other amounts for the unexpired term of each Equipment Schedule immediately due and payable and recover from Lessee, with respect to any and all items of Equipment (with or without repossessing same), the Stipulated Loss Value attached to each Equipment Schedule opposite the Rent Payment number preceding the date of such Event of Default or, if no Stipulated Loss Values are attached to the applicable Equipment Schedule, the present value of all unpaid Rent and other sums due during the unexpired term of that Equipment Schedule plus Lessor's anticipated value of the Equipment at the end of the Initial Term or any applicable renewal term of the Equipment Schedule, calculated at a discount rate of four (4%) percent per annum simple interest (or the lowest discount rate permitted by law);

       (v) Upon repossession or surrender of any Equipment, Lessor shall sell, lease or otherwise dispose of such Equipment in a commercially reasonable manner, with or without notice and on public or private bid, and apply the net proceeds thereof (after deducting all expenses, including attorneys' fees incurred in connection therewith), to the sum of (iv) above;

       (vi) Declare any other Equipment Schedules and leases between Lessor and Lessee in default and exercise any of the remedies provided for herein; and

                                                                   EXHIBIT 10.28

       (vii) Pursue any other remedy available at law or in equity, including but not limited to seeking damages or specific performance and/or obtaining an injunction.

(C) Lessee shall be liable and shall pay to Lessor all pre and post judgment expenses incurred by Lessor in connection with the enforcement of any of Lessor's remedies, including all expenses of repossessing, storing, shipping, repairing, and selling the Equipment, and Lessor's pre and post-judgment attorneys' fees and costs reasonably incurred. Lessor and Lessee acknowledge the difficulty in establishing a value for the unexpired lease term and owing to such difficulty agree that the provisions of this Section XIV represent an agreed measure of damages and are not to be deemed a forfeiture or penalty. In the event Lessor disposes of the Equipment, Lessor shall give Lessee credit for any sums received by Lessor from the sale or rental of the Equipment after deduction of the expenses of such sale or rental.

(D) All remedies of Lessor hereunder are cumulative, are in addition to any other remedies provided for by law, and may, to the extent permitted by law, be exercised concurrently or separately. The exercise of any one remedy shall not be deemed to be an election of such remedy or to preclude the exercise of any other remedy. No failure on the part of Lessor to exercise and no delay in exercising any right or remedy shall operate as a waiver thereof or modify the terms of this Lease or any Equipment Schedule. A waiver of default shall not be a waiver of any other or subsequent default. If this Lease is determined to be subject to any laws limiting the amount chargeable or collectible by Lessor then Lessor's recovery shall in no event exceed the maximum amounts permitted by law.

XV. INDEMNITY.

Lessee shall indemnify and hold Lessor, its agents, employees, successors and assigns, harmless from and against any and all claims, actions, suits, proceedings, costs, expenses, damages and liabilities, including attorney's fees, all of the foregoing on a pre and post judgment basis, arising out of, connected with, or resulting from the Equipment, any Equipment Schedule or this Lease, including without limitation, the manufacture, selection, delivery, possession, use, lease, operation, removal or return of the Equipment.

XVI. REPRODUCTION OF DOCUMENTS.

This Lease, any Equipment Schedule and all related documents, including (a) amendments, addendums, consents, waivers and modifications which may be executed contemporaneously or subsequently herewith, (b) documents received by the Lessor from the Lessee, and (c) financial statements, certificates and other information previously or subsequently furnished to the Lessor, may be reproduced by the Lessor by any photographic, photostatic, microfilm, micro-card, miniature photographic, compact disk reproduction or other similar process and the Lessor may destroy any original document so reproduced. The Lessee agrees and stipulates that any such reproduction shall, to the extent permitted by applicable law, be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not the reproduction was made by the Lessor in the regular course of business) and that any enlargement, facsimile or further reproduction of the reproduction shall likewise be admissible in evidence.

XVII. ASSIGNMENT; WAIVER OF DEFENSES; QUIET ENJOYMENT.

LESSEE SHALL NOT ASSIGN, TRANSFER, PLEDGE, HYPOTHECATE, OR OTHERWISE DISPOSE OF, ENCUMBER OR PERMIT A LIEN UPON OR AGAINST ANY INTERESTS IN THIS LEASE, ANY EQUIPMENT SCHEDULE OR THE EQUIPMENT OR PERMIT THE EQUIPMENT TO BE USED BY ANYONE OTHER THAN LESSEE OR LESSEE'S EMPLOYEES WITHOUT LESSOR'S PRIOR WRITTEN CONSENT. Lessor may, without consent or notice to Lessee, assign or transfer this Lease or any Equipment Schedule or grant a security interest in any Equipment, any Rental Payments, or any other sums due or to become due hereunder, and in such event Lessor's assignee, transferee or grantee shall have all the rights, powers, privileges, and remedies of Lessor hereunder. Lessee agrees that, following its receipt of notice of any assignment by Lessor of this Lease, any Equipment Schedule or the Rental Payments payable hereunder, it will pay the Rent Payments due hereunder directly to the assignee (or to whomever the assignee shall designate). Lessee agrees that no assignee of Lessor shall be bound to perform any duty, covenant condition or warranty attributable to Lessor, and Lessee further agrees not to raise any claim or defense arising out of this Lease or otherwise which it may have against Lessor as a defense, counterclaim, or offset to any action by an assignee or secured party hereunder. Upon Lessor's request, Lessee will execute a consent and acknowledgment of Lessor's assignment to its assignee. Nothing contained herein is intended to relieve Lessor of any of its obligations. Provided Lessee is not in default hereunder, Lessee shall quietly use and enjoy the Equipment, subject to the terms hereof, free from interference from Lessor or any party claiming by, through or under Lessor.

XVIII. PERFORMANCE BY LESSOR OF LESSEE'S OBLIGATIONS.

In the event Lessee fails to comply with any provisions of this Lease, Lessor shall have the right, but shall not be obligated, to effect such compliance on behalf of Lessee upon ten (10) days prior written notice to Lessee. In such event, all monies expended by, and all expenses of Lessor in effecting such compliance shall be deemed to be additional rent, and shall be paid by Lessee to Lessor at the time of the next rent payment, together with interest at the rate of one and one-quarter (1-1/4%) percent per month but in no event more than the maximum permitted by law.

XIX. GOVERNING LAW; JURISDICTION AND VENUE; WAIVER OF TRIAL BY JURY AND RIGHTS AND REMEDIES UNDER THE UNIFORM COMMERCIAL CODE.

THIS LEASE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW JERSEY. LESSEE CONSENTS TO THE PERSONAL JURISDICTION OF THE FEDERAL AND STATE COURTS OF THE STATE OF NEW JERSEY WITH RESPECT TO ANY ACTION ARISING OUT OF THIS LEASE, ANY EQUIPMENT SCHEDULE OR THE EQUIPMENT, PROVIDED, HOWEVER, LESSOR MAY, IN ITS SOLE DISCRETION, ENFORCE THIS LEASE AND ANY EQUIPMENT SCHEDULE IN ANY COURT HAVING LAWFUL JURISDICTION THEREOF. THIS MEANS ANY LEGAL ACTION ARISING OUT OF THIS LEASE MAY BE

                                                                   EXHIBIT 10.28

FILED IN NEW JERSEY, AND LESSEE MAY BE REQUIRED TO DEFEND AND LITIGATE ANY SUCH ACTION IN NEW JERSEY. LESSEE AGREES THAT SERVICE OF PROCESS IN ANY SUIT MAY BE MADE BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO LESSEE AT THE ADDRESS SET FORTH HEREIN. TO THE EXTENT PERMITTED BY LAW, LESSEE WAIVES TRIAL BY JURY IN ANY ACTION BY OR AGAINST LESSOR RELATED TO OR ARISING OUT OF THIS AGREEMENT OR THE EQUIPMENT AND WAIVES ANY AND ALL RIGHTS AND REMEDIES GRANTED TO LESSEE BY ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE AND ANY RIGHTS NOW OR HEREAFTER GRANTED BY STATUTE OR OTHERWISE THAT MAY LIMIT OR MODIFY LESSOR'S RIGHTS AS DESCRIBED IN THIS LEASE OR THE EQUIPMENT SCHEDULES. LESSEE WAIVES THE RIGHT TO FILE ANY AMENDMENTS OR TERMINATIONS OF FINANCING STATEMENTS WITHOUT LESSOR'S SIGNATURE. AFTER LESSEE HAS FULFILLED ALL OF ITS OBLIGATIONS UNDER THE LEASE, AND AT LESSEE'S REQUEST AND AT ITS SOLE EXPENSE, LESSOR AGREES TO EXECUTE UCC TERMINATION STATEMENTS RELEASING THEIR INTEREST IN THE EQUIPMENT.

XX. GENERAL.

This Lease shall inure to the benefit of and is binding upon the heirs, legatees, personal representatives, successors and permitted assigns of the parties hereto. Time is of the essence of this Lease. This Lease and any Equipment Schedule shall be effective when accepted by Lessor. This Lease and the Equipment Schedules contain the entire agreement between Lessor and Lessee with respect to the subject matter hereof. and all negotiations and understandings have been merged herein. No modification of this Lease shall be effective unless in writing and executed by both Lessor and Lessee. All covenants and obligations of Lessee to be performed pursuant to this Lease, including all payments to be made by Lessee hereunder, shall survive the expiration or earlier termination of this Lease. If more than one Lessee is named in this Lease, the liability of each shall be joint and several. In the event any provision of this Lease shall be unenforceable, then such provision shall be deemed deleted, however, all other provisions hereof shall remain in full force and effect. Service of all notices under this Lease shall be sufficient if given personally, mailed to the party intended at its address set forth in the Equipment Schedule, or at such other addresses said party may provide in writing from time to time by certified mail, or overnight mail service, or sent via facsimile transmission. Any such notice mailed to said address shall be deemed effective three (3) days after it is deposited in the United States mail, duly addressed and with postage prepaid; all notices sent by other means shall be deemed effective when received.

IN WITNESS WHEREOF, the parties have executed this Lease as
of                          , 2001
  -------------------------

LESSEE: SIGMATRON INTERNATIONAL, INC.

BY:      /s/ Linda K. Blake
   -----------------------------------------------------------------------------

         Linda K. Blake CFO
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         (PRINT OR TYPE NAME & TITLE OF ABOVE SIGNER)

ATTEST:

BY:      /s/ Gary R. Fairhead
   -----------------------------------------------------------------------------

         Gary R. Fairhead CEO
--------------------------------------------------------------------------------
         (PRINT OR TYPE NAME  & TITLE OF ABOVE SIGNER)


LESSOR:  CITICORP VENDOR FINANCE, INC.

BY:
   -----------------------------------------------------------------------------


         (PRINT OR TYPE NAME & TITLE OF ABOVE SIGNER)

                                                                   EXHIBIT 10.28



                                                         Date:  February 8, 2001

SigmaTron International, Inc.
2201 Landmeier Rd.
Elk Grove Village, Inc. 60007



Re: Lease No. 200029352 between Sigmatron International Inc. as lessee ("Lessee") and Citicorp Vendor Finance, Inc., as lessor ("Lessor")

Dear Sir/Madam:

     For good and valuable consideration, the receipt of which is hereby acknowledged and intending to be legally bound, the parties hereto agree as follows:

     1. Provided no Event of Default exists uncured and notwithstanding anything contained in the Lease to the contrary, Lessor hereby grants to Lessee the option to purchase the equipment subject to the Lease (the "Equipment") at the end of the initial term of the Lease for $1.00 (the "Purchase Option"). Lessee shall exercise the Purchase Option by giving Lessor not less than 30 days written notice prior to the last day of the initial term of the Lease. IF THE PURCHASE OPTION IS EXERCISED, THE EQUIPMENT WILL BE SOLD BY LESSOR TO LESSEE "AS IS, WHERE IS", WITHOUT ANY WARRANTY, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, OR WARRANTY OF TITLE.

     2. In the event that Lessee does not elect to purchase the Equipment under the Purchase Option or the Purchase Option is deemed null and void under the circumstances described in Paragraph I herein, Lessee shall return the Equipment in accordance with the terms and conditions of the Lease.

     3. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Lease.

     4. Except to the extent expressly modified by this letter agreement, the terms and conditions of the Lease shall remain unchanged and in full force and effect.

     Each of the parties hereto has caused this letter agreement to be executed by its duty authorized officers, all as of the date first above written.


SigmaTron International, Inc                 Citicorp Vendor Finance, Inc.

BY:      /s/ Linda K. Blake                  BY:      /s/ Daniel J. Ferguson
   ---------------------------------            --------------------------------

TITLE:   CFO                                 TITLE:   Vice President
      ------------------------------               -----------------------------

                                                                   EXHIBIT 10.28

                          CITICORP VENDOR FINANCE, INC.

                        EQUIPMENT SCHEDULE NO: 200029352

This Equipment Schedule ("Equipment Schedule") to that certain Master Lease Agreement Number M2098870 (hereinafter called the "Master Lease") between Lessor and the Lessee whose name appears below, together with the Master Lease, constitutes a lease of the Equipment described below (hereinafter, collectively, this "Lease"). All the terms and conditions of the Master Lease are incorporated herein as if all said terms and conditions were fully set forth herein. All capitalized terms used but not defined herein shall have the meanings given such terms in the Master Lease. It is the intent of the parties that this Equipment Schedule be separately enforceable as a complete and independent lease, independent of all other Equipment Schedules to the Master Lease.


-----------------------------------------------------------------------------------------------------------------------------------
LESSEE:                                                   SUPPLIER:
SIGINATRON INTERNATIONAL, INC.                            PETLOCK INC.
2201 LANDMEIER RD.                                        139 W. MINDDANO STREET
ELK GROVE VILLAGE, IL 60007                               RIALTO, CA 92316
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  QTY.    DESCRIPTION OF EQUIPMENT (Indicate If Used Equipment)                     (MODEL NO.)                    (SERIAL NO.)
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   1      Used Genrad 2284 E Test System
          With additional 6 Combo 11 Cards, I Analog Function Option, I Deep Serial Memory Option, I Open Express single user license, I Basic Scan Single User License.
          As well as all attachments, replacements, substitutions and accessories.
-----------------------------------------------------------------------------------------------------------------------------------
EQUIPMENT LOCATION IF DIFFERENT THAN ABOVE:

751 PILOT RD. LAS VEGAS, NV 89119
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INITIAL TERM  RENTAL          TOTAL NO. AND AMOUNT OF EACH RENTAL          ADVANCE RENTAL PAYMENT TO     SECURITY DEPOSIT
OF LEASE      PAYMENTS        PAYMENT DURING INTITAL TERM OF LEASE         BE APPLIED TO
              PAYABLE                                                      THE FIRST 01 MONTH(S) AND
48 MONTHS     PERIODICALLY
--
              AS FOLLOWS      48 RENTAL PAYMENTS OF $2,635.00  EA. PLUS    THE LAST 01 MONTH(S) RENTAL   $0
                              SALES TAX (IF APPLICABLE)
              MONTHLY                                                      PAYMENTS TOTALING $5,270.00

                                                                           (ADVANCE PAYMENTS MUST
                                                                           ACCOMPANY LEASE APPLICATON)

-----------------------------------------------------------------------------------------------------------------------------------

MONTHLY RENT: The first payment of monthly rent is due and payable on the Commencement Date. Subsequent payments of monthly rent are due and payable on the first day of each succeeding month.

CHATTEL PAPER: To the extent this Lease may be considered "chattel paper" as defined in the Uniform Commercial Code, only Counterpart Number One of any of the manually executed counterparts of this Equipment Schedule incorporating the terms of the Master Lease Agreement, shall constitute the original of this Lease, and no interest in this Lease may be created or transferred except by transfer of possession of that counterpart.

RENTAL PAYMENTS: The parties agree that the Rental Payments are predicated on the yield of like term Treasury Notes, as quoted daily in The Wall Street Journal, of 4.96% as of January 26, 2001. Any increase in the yield of like term Treasury Notes prior to the Acceptance Date will increase the effective lease rate basis point for basis point.

EQUIPMENT SCHEDULE ACCEPTED BY:


SIGMATRON INTERNATIONAL, INC.                       CITICORP VENDOR FINANCE, INC.
                                                    700 EAST GATE DRIVE
                                                    MT. LAUREL, NJ  08054-5404



By:      /s/ Linda K. Blake                         By:
   --------------------------------------------     -----------------------------------------
         (AUTHORIZED SIGNATURE)                              (AUTHORIZED SIGNATURE)

         Linda K. Blake  CFO
-----------------------------------------------     --------------------------------------------
(PRINT OR TYPE NAME & TITLE OF ABOVE SIGNER)        (PRINT OR TYPE NAME & TITLE OF ABOVE SIGNER)


                                                                   EXHIBIT 10.28

                    EQUIPMENT SCHEDULE COUNTERPART NO. 1 OF 1
                 EQUIPMENT SCHEDULE-MASTER LEASE REVISED 11/9/00
                     CERTIFICATE OF DELIVERY AND ACCEPTANCE
                      EQUIPMENT SCHEDULE NUMBER: 200029352
                                  DATED: 3-5-01

In compliance with the terms, conditions and provisions of the Master Lease Agreement Number M2098870, dated, 3-5-01 , ("The Lease") by and between the undersigned ("Lessee") and Citicorp Vendor Finance, Inc. ("Lessor"), Lessee hereby:

(a) certifies and warrants to the Lessor that all the Equipment described in the above referenced Equipment Schedule (the "Equipment") has been delivered, inspected, fully installed and is operational, and has not been previously used or placed in service for its specifically assigned function for the first time, unless otherwise expressly indicated on the Equipment Schedule, prior to the Acceptance Date as indicated below;

(b) accepts all the Equipment for all purposes under the Lease and all attendant documents as of such Acceptance Date;

(c) restates and reaffirms, as of such Acceptance Date, each of the representations, warranties and covenants given to Lessor in the Lease;

(d) acknowledges and represents that it has reviewed and approves of all of the purchase documents for the Equipment, if any.

(e) confirms that this acceptance is irrevocable.


ACCEPTANCE DATE:  March 15, 2001
                --------------------


SIGMATRON INTERNATIONAL, INC.

BY:      /s/ Linda K. Blake
   -----------------------------------------

TITLE:   CFO
      --------------------------------------